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                                                                    EXHIBIT 23-1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8/S-3 (No. 333-36227) and Form S-8 (No. 333-75046) of J.D. Edwards & Company of our report dated November 20, 2001 relating to the consolidated financial statements and consolidated financial statement schedule, which appear in this Form 10-K.

/s/ PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP
Denver, Colorado

January 25, 2002